--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2003

                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter)


       Delaware                        001-10311                 75-2287571
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062




--------------------------------------------------------------------------------

Item 5.    Other Events

     The Consolidated Balance Sheet of Kaneb Pipe Line Company LLC, at December 31, 2002 has been prepared and is included as exhibit 99.1 to this Form 8-K. Kaneb Pipe Line Company LLC, is the General Partner of Kaneb Pipe Line Partners, L.P.

Item 7.   Financial Statements and Exhibits.

         Exhibits.

         23       Consent of KPMG LLP

         99.1 Consolidated Balance Sheet of Kaneb Pipe Line Company LLC at December 31, 2002.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KANEB PIPE LINE PARTNERS, L.P.

                                   By: Kaneb Pipe Line Company LLC,
                                       as General Partner



Dated May 20, 2003                         //s//
                                   ---------------------------------------------
                                   Howard C. Wadsworth
                                   Vice President, Treasurer and Secretary